AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES: 1 [redacted]

2. AMENDMENT/MODIFICATION NO.: P00004

3. EFFECTIVE DATE: See Block 16C

4. REQUISITION/PURCHASE REQ. NO.:

5. PROJECT NO. (If applicable):

6. ISSUED BY — CODE 893035

EM-Oak Ridge
EMCBC
U.S. Department of Energy
200 Administration Road
Oak Ridge TN 37831

7. ADMINISTERED BY (If other than Item 6) — CODE 03011

OREM
U.S. Department of Energy
Oak Ridge
Office of Environmental Management
P.O. Box 2001
Oak Ridge TN 37831

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

American Centrifuge Operating, LLC
Attn: Dale Bauer
6901 Rockledge Dr, Suite 800
Bethesda MD 20817

CODE 079679750 | FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO. 89303519CNE000005

10B. DATED (SEE ITEM 13) 05/31/2019

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Key Personnel Clause and Mutual Agreement

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

DUNS Number: 079679750

See Page 2

Payment:
VIPERS
Https://vipers.doe.gov
Any questions, please contact
by call/email 855-384-7377 or
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Period of Performance: 05/31/2019 to 06/01/2022

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

[redacted]

15B. [redacted]

15C. DATE SIGNED: 6/5/20

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print): Karen S. Shears

16B. [redacted]

16C. DATE SIGNED: 6/5/2020

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

The purpose of this modification is to: (1) clarify the ownership of HALEU tails in Section C; (2) include the completion of Milestone 4; (3) correct the date of Milestone 13 in Section C and (4) revise the Key Personnel clause.

A. Section C is revised as follows. Changes are denoted by underlining.

1. *Project Objectives* is deleted in its entirety and changed to the following:

"**Project Objectives**

The objective of the HALEU Demonstration Program is to demonstrate the capability to produce HALEU with existing US origin enrichment technology and provide DOE with HALEU for near term use in its research and development for the advancement of civilian nuclear energy and security, and other programmatic missions. While DOE will retain title to the HALEU produced, DOE is amenable to make it available to the Contractor for DOE R&D purposes. Title to UF6 by-product (tails) from the HALEU enrichment process will be <u>retained by DOE</u>. This demonstration consists of the deployment of a 16 machine AC100M HALEU Cascade to be located at DOE's site in Piketon, Ohio, producing a 19.75% U^{235} enriched product by April 1, 2022. In order to fulfill these objectives, the Project will accomplish 14 defined Milestones. The Milestones to be completed by the Contractor are:

<u>MILESTONE 1</u> - Rescind the License Amendment Request (License Number SNM-7003) to the Nuclear Regulatory Commission (NRC) for removal of enrichment as an authorized activity and for downgrade of licensed activities for the Lead Cascade by July 1, 2019. This activity is considered complete when the Contractor's letter is submitted to the NRC. **(Complete June 1, 2019)**

<u>MILESTONE 2</u> - Re-establish required site services under the Memorandum of Agreement for the Supply of Services (Article 6, Section 6.1 of the GCEP Lease) by January 1, 2020. **(Complete June 1, 2019)**

<u>MILESTONE 3</u> – Award Purchase Order for machine casings by October 31, 2019. (Completed October 22, 2019)

<u>MILESTONE 4</u> - Re-establish vendor supply chain(s) of materials and equipment necessary for deployment and production of unobligated HALEU by June 1, 2020. <u>(Completed June 1, 2020)</u>

<u>MILESTONE 5</u>- Re-constitute the security program to support possession of C-24 technology and assembly/installation/operation of the HALEU Cascade at the DOE leased facilities located in Piketon, Ohio by November 1, 2020.

a) Obtain Security Plan approval from NRC.
b) Modify and implement Security Plan procedures.
c) Request security clearances for new personnel.
d) "Stand up" Piketon facilities for possession of C-24 technology and assembly/installation/operation of the HALEU Cascade.

<u>MILESTONE 6</u> - Deliver sub-assemblies for 16 AC100M machines (Drawing no. 1007800 Rev. 3) to the DOE leased facilities located in Piketon, Ohio:

a) Transfer title of Contractor-owned machine components to DOE by December 1, 2019 or as mutually agreed by the parties.

b) Initiate delivery of sub-assemblies for 16 AC100M machines to DOE leased facilities in Piketon, Ohio by December 31, 2020.

MILESTONE 7 - Complete reconstitution of HALEU Balance of Plant (BOP) and cascade infrastructure (e.g., utilities, controls, service module) by November 1, 2021.

MILESTONE 8 – Assemble and dry 16 AC100M machines for the HALEU cascade by November 1, 2021.

MILESTONE 9 - Install 16 AC100M machines for the HALEU cascade by December 1, 2021.

MILESTONE 10 - Complete operational readiness for operation of the HALEU Cascade on UF_6 gas by March 1, 2022.

MILESTONE 11 - Obtain an NRC license revision for the Combined License (COL) to support production of 19.75% U^{235} by March 1, 2022.

MILESTONE 12 - Initiate operation of the HALEU 16 AC100M machine cascade by March 1, 2022.

MILESTONE 13 Operate the HALEU Cascade on UF_6 and produce a nominal 19.75% $\pm$ 0.24% U^{235} Pinch Tube or P-10 sample(s) by March 15, 2022.

MILESTONE 14 –Operate the HALEU Cascade to produce a minimum of 200 Kg UF_6 HALEU and up to 600 Kg UF_6 of HALEU by June 1, 2022."

2. C.6. Special Conditions, Item 1 is deleted in its entirety and replaced with the following:

"1. The Contractor will provide the U.S.-origin UF6 feed stock for production of the nominal 19.75% U235 material identified in Milestone 14. Title to UF6 by-product (tails) from the HALEU enrichment process will be retained by DOE."

B. Paragraph (a) of Clause H.20. DOE-H-2070 KEY PERSONNEL (OCT 2014) (Revised) is deleted in its entirety and replaced with the following:

"(a) Pursuant to the clause at DEAR 952.215-70, Key Personnel, the key personnel for this contract are identified below:

NAME: Jonathan K. Corrado

POSITION/TITLE: Program Manager

NAME: Glenn W. Strausser

POSITION/TITLE: WBS 12.1 EPC Manager

NAME: J. Will Jones II (Buddy)

POSITION/TITLE: WBS 12.2 Manufacturing Manager

NAME: Matthew D. Snider

POSITION/TITLE: WBS 12.3 Plant Support & Start Up Manager

NAME: Kelly L. Wiehle

POSITION/TITLE: WBS 12.4 Regulatory Manager

NAME: Jonathan K. Corrado

POSITION/TITLE: WBS 12.6 Nuclear Safety Manager

NAME: R. Lindsey Krause

POSITION/TITLE: WBS 12.5 Program Management Manager

In addition to the requirement for the Contracting Officer's approval before removing, replacing, or diverting any of the listed key personnel, the Contracting Officer's approval is also required for any change to the position assignment of a current key person."